EXHIBIT 10.67




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                                 AMENDMENT NO. 1
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


                  THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of this 9th day of October, 2000, by and among KARTS INTERNATIONAL INCORPORATED, a Nevada corporation (the "Company"), and THE SCHLINGER FOUNDATION (the "Investor").

                              W I T N E S S E T H:

                  WHEREAS,  the  Investor  and the  Company  are parties to that
         certain   Registration   Rights  Agreement  dated  May  17,  2000  (the
         "Registration Rights Agreement"); and

                  WHEREAS, the Investor and the Company desire to amend the Registration Rights Agreement to include the shares of common stock to be issued to Investor upon conversion of the Company's Series B Preferred Stock which is being purchased from the Company by Investor pursuant to that certain Stock Purchase Agreement of even date;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereto agree as follows:

     A. The following amendments to the Registration Rights Agreement are hereby agreed to by Investor and Company:

          Section 1. Definitions, paragraph (d) is hereby amended to read as follows:

                           "Conversion  Shares"  shall mean the shares of Common
                  Stock issued or issuable upon conversion of the Series A Preferred and Series B Preferred Stock.

          Section 1. Definitions, paragraph (i) is hereby amended to read as follows:

                           "Registrable  Securities"  shall mean the  Conversion
                  Shares or shares of any security of the Company issued or issuable upon conversion of the Series A Preferred or Series B Preferred Stock; and (ii) any other securities of the Company distributable on, with respect to, or in substitution of such Registrable Securities, except for those that have been sold or transferred pursuant to an effective registration statement, or pursuant to Rule 144, under the Securities Act.


AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT - Page 1

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     B.   All other terms and conditions of the  Registration  Rights  Agreement are hereby reaffirmed by Investor and the Company.

                  WITNESS our signatures this 9th day of October, 2000.

                                   KARTS INTERNATIONAL INCORPORATED


                                   By:__________________________________________
                                      Charles Brister, President


                                   THE SCHLINGER FOUNDATION


                                   By:__________________________________________
                                      Evert I. Schlinger

                                   Title:_______________________________________



AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT - Page 2